PENSION LIABILITIES, NET (Schedule Of Expected Benefit Payments) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
2015	$ 315	$ 480
2016	290	396
2017	240	241
2018	150	150
2019 and thereafter	700	692
Expected benefit payments, total	$ 1,695	$ 1,959